UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        March 15, 2005

                         AMALGAMATED TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-25007                                          65-0656268
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 (Commission File Number)                     (IRS Employer Identification No.)


153 East 53rd St., 48th Fl., New York, NY                      10022
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 (Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 521-5180
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 15, 2005, Amalgamated Technologies Inc., a Delaware corporation (the "Company"), completed a private placement offering of its common stock, par value $.0001 per share ("Common Stock") to certain accredited investors pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the private placement, the Company sold 726,668 shares of its Common Stock at a purchase price of $1.50 per share for aggregate gross proceeds of $1,090,000. The investors executed subscription agreements, as amended, and acknowledged, among other things, that the securities to be issued have not been registered under the Securities Act, that the investors understood the economic risk of an investment in the common stock, and that the investors had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the Common Stock. The subscription agreement also provides for "piggyback" registration rights, subject to the ability of an underwriter of an underwritten offering to exclude or cut back such rights, as to registration statements on forms appropriate for such purpose, filed after the closing of the private offering. The Company will use the proceeds from the sale of the Common Stock for working capital and general corporate purposes. [No underwriter or placement agent was involved in the transaction, and no commissions or other remuneration were paid in connection with the offer and sale of the securities.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit      Description

10.1         Form of Subscription Agreement, dated as of March 15, 2005.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2005                  Amalgamated Technologies, Inc.

                                       By:    /s/ Robert Ellin
                                       Name:  Robert Ellin
                                       Title: President


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